UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 30, 2007
THE BANK OF NEW YORK COMPANY, INC.
(Exact name of registrant as specified in its charter)

New York	1-06152	13-2614959

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One Wall Street
New York, New York		10286

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 495-1784
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURES

Item 8.01   Other Events.
     On March 30, 2007, The Bank of New York Company, Inc., a New York corporation (the “Company”), Mellon Financial Corporation, a Pennsylvania corporation (“Mellon”), and The Bank of New York Mellon Corporation, a Delaware corporation (“Newco”), entered into an Amended and Restated Agreement and Plan of Merger (the “Second Amended and Restated Merger Agreement”), which further amends and restates the Agreement and Plan of Merger, dated December 3, 2006, as amended and restated as of February 23, 2007. The Company, Mellon and Newco entered into the Second Amended and Restated Merger Agreement for the purpose of reducing the number of committees of the Newco Board of Directors, making technical amendments to the manner of establishing the charitable foundations created pursuant to the merger agreement and adding to the closing condition requiring adoption of the merger agreement by the shareholders of the Company and Mellon a requirement that the shareholders also approve two additional proposals related to the transaction. The two additional proposals, which will be set forth in the joint proxy statement/prospectus to be mailed to shareholders, relate to (i) a provision in Newco’s amended and restated certificate of incorporation requiring 75% shareholder approval for any shareholder amendments, during the 36-month transition period following completion of the transaction, of the article of Newco’s by-laws dealing with certain governance provisions negotiated between the companies in connection with the transaction, and (ii) a provision in the amended and restated certificate of incorporation regarding the setting of Newco’s authorized share capital. Except as indicated above, the terms and provisions of the original merger agreement, as previously amended and restated, remain the same.
     The foregoing description of the Second Amended and Restated Merger Agreement is qualified in its entirety by reference to the text of the Second Amended and Restated Merger Agreement, which is incorporated herein by reference.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the transaction between The Bank of New York Company, Inc. and Mellon Financial Corporation, including future financial and operating results, cost savings, enhanced revenues, expected market position of the combined company, and the accretion or dilution to reported earnings and to cash earnings that may be realized from the transaction; (ii) statements with respect to The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “targets”, “projects” and similar expressions. These statements are based upon the current beliefs and expectations of The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. We will not update these statements as a result of changes in circumstances or new facts, or for any other reason.
The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of The Bank of New York Company, Inc. and Mellon Financial Corporation may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the combined company may not realize, to the extent or at the time we expect, revenue synergies and cost savings from the transaction; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s shareholders may fail to approve the transaction; (7) a weakening of the economies in which the combined company will conduct operations may adversely affect our operating results; (8) the U.S. and foreign legal and regulatory framework could adversely affect the operating results of the combined company; and (9) fluctuations in interests rates, currency exchange rates and securities prices may adversely affect the operating results of the combined company. Additional factors that could cause The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s results to differ materially from those described in the forward-looking statements can be found in The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov).
ADDITIONAL INFORMATION
This communication is being made in respect of the proposed merger transaction involving the Company, Mellon and Newco. In connection with the proposed transaction, Newco has filed with the SEC a registration statement on Form S-4 containing a preliminary joint proxy statement/prospectus for the shareholders of the Company and Mellon, and each of the

Company and Mellon will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS THE OTHER DOCUMENTS REFERRED TO IN THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive joint proxy statement/prospectus will be mailed to shareholders of the Company and of Mellon. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company and Mellon, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to The Bank of New York Company, Inc., Investor Relations, One Wall Street, 31st Floor, New York, New York 10286 (212-635-1578) or from Mellon Financial Corporation, Secretary of Mellon Financial Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258-0001 (800-205-7699).
The respective directors and executive officers of The Bank of New York Company, Inc. and Mellon Financial Corporation and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Mellon Financial Corporation and/or The Bank of New York Company, Inc. in respect of the proposed transaction. Information about the directors and executive officers of The Bank of New York Company, Inc. is set forth in the proxy statement for The Bank of New York Company Inc.’s 2007 annual meeting of shareholders, as filed with the SEC on March 14, 2007. Information about the directors and executive officers of Mellon Financial Corporation is set forth in the proxy statement for Mellon Financial Corporation’s 2007 annual meeting of shareholders, as filed with the SEC on March 19, 2007. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus filed with the SEC.
Item 9.01   Exhibits
(d) Exhibits.
2.1 Amended and Restated Agreement and Plan of Merger, dated as of December 3, 2006, as amended and restated as of February 23, 2007, and as further amended and restated as of March 30, 2007, between The Bank of New York Company, Inc., Mellon Financial Corporation and The Bank of New York Mellon Corporation (incorporated by reference to Annex A to Amendment No. 1 to the Registration Statement on Form S-4 filed by The Bank of New York Mellon Corporation with the SEC on April 2, 2007)
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Company, Inc.
(Registrant)

Date: April 5, 2007	By:	/s/ Bart R. Schwartz

Name: Bart R. Schwartz Title: Corporate Secretary

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